SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          26-Nov-01

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

(Exact name of registrant as specified in its charter)


Delaware            333-49820-08           13-3320910
(State or Other     (Commission            (I.R.S. Employer
Jurisdiction        File Number)           Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                    10010
        (Address of Principal               (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code     (212) 325-2000


Item 5. Other Events.

On behalf of CSFB Mortgage Acceptance Corp.,
Series 2001-9 Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 2001 by Bank One, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated          26-Nov-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2031.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:         NONE

D.      Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-cateholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

           Beginning                          Principal   Remaining
Class        Balance   Principal   Interest        Loss     Balance
I-A-1       67873876     8574294     395931           0    59299581
I-A-2        6000000           0      35000           0     6000000
I-A-3        6927000           0      40408           0     6927000
I-A-4       13349000           0      77869           0    13349000
I-A-5        1959000           0      11428           0     1959000
I-A-6        2011000           0      11731           0     2011000
I-A-7        1489000           0       8686           0     1489000
I-A-8        1364000           0       7957           0     1364000
I-A-9       32551244 N/A             164926           0    29684848
I-A-10      32551244     2866396      79208           0    29684848
I-A-11       1106381           0          0           0     1114679
I-A-12       4642431      394220  N/A                 0     4248211
II-A-1      41455704     1877913     101566           0    39577791
II-A-2      41455704 N/A             192078           0    39577791
II-A-3       3278133           0          0           0     3301353
II-A-4       2571658      106623 N/A                  0     2465036
II-A-5      40130863     1663851     284260           0    38467012
III-A-1     36790667     3059991     229942           0    33730676
III-A-2      6809000           0      42783           0     6809000
I-X-1        3441429 N/A              20792           0     3205218
I-X-2         357368 N/A               2159           0      357103
II-X          106853 N/A                735           0      106786
III-X         244030 N/A               1533           0      227435
II-P           25384          15          0           0       25368
III-P         143718       10753          0           0      132966
B-1          4928987        3240      31364           0     4925747
B-2          2085314        1371      13269           0     2083943
B-3           947924         623       6032           0      947301
B-4           379130         249       2412           0      378881
B-5           568794         374       3619           0      568421
B-6           568739         374       3619           0      568366
A-R                0           0          0           0           0
TOTAL:     279956948    18560286    1769308           0   261428180

         Beginning
        Current Prin   Principal              Remaining
Class      Amount   Distribution   Interest     Balance
I-A-1      698.76087    88.27227    4.07611   610.48860
I-A-2     1000.00000     0.00000    5.83333  1000.00000
I-A-3     1000.00000     0.00000    5.83333  1000.00000
I-A-4     1000.00000     0.00000    5.83333  1000.00000
I-A-5     1000.00000     0.00000    5.83333  1000.00000
I-A-6     1000.00000     0.00000    5.83333  1000.00000
I-A-7     1000.00000     0.00000    5.83333  1000.00000
I-A-8     1000.00000     0.00000    5.83334  1000.00000
I-A-9      768.42044     0.00000    3.89333   700.75491
I-A-10     768.42044    67.66553    1.86982   700.75491
I-A-11    1053.69613     0.00000    0.00000  1061.59886
I-A-12     775.32049    65.83774 N/A          709.48274
II-A-1     690.92840    31.29855    1.69277   659.62985
II-A-2     690.92840     0.00000    3.20130   659.62985
II-A-3    1050.64143     0.00000    0.00000  1058.08348
II-A-4     708.70957    29.38354 N/A          679.32603
II-A-5     708.70957    29.38354    5.02003   679.32603
III-A-1    600.32753    49.93106    3.75205   550.39647
III-A-2   1000.00000     0.00000    6.28333  1000.00000
I-X-1      779.78839     0.00000    4.71122   726.26573
I-X-2      913.51864     0.00000    5.51919   912.84259
II-X       396.15094     0.00000    2.72352   395.90421
III-X      838.17753     0.00000    5.26653   781.17839
II-P       509.00660     0.30741 N/A          508.69919
III-P      926.35884    69.30709 N/A          857.05175
B-1        995.61418     0.65440    6.33530   994.95979
B-2        995.61419     0.65439    6.33530   994.95979
B-3        995.61419     0.65440    6.33530   994.95979
B-4        995.61418     0.65439    6.33529   994.95980
B-5        995.61420     0.65440    6.33531   994.95979
B-6        995.61552     0.65440    6.33531   994.96112
A-R          0.00000     0.00000    3.60000     0.00000

                                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this
report to be signed on its behalf by the
undersigned hereunto duly authorized.
                                CSFB MORTGAGE ACCEPTANCE CORP.
                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                Bank One

        Dated:          11/30/01